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                                                                   EXHIBIT 23.1

                       CONSENT OF INDEPENDENT AUDITORS


      We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 17, 1995, incorporated by reference in the Registration Statement of Coram Healthcare Corporation (Form S-3 No. 33-00000) for the registration of 3,463,825 shares of its common stock.



                                      /s/ ERNST & YOUNG LLP
                                          ERNST & YOUNG LLP

Orange County, California
May 26, 1995